SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2022 (March 4, 2021)

ARROWROOT ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-835972	85-3961600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4553 Glencoe Ave, Suite 200 Marina Del Rey, California	90292
(Address of principal executive offices)	(Zip Code)

(310) 566-5966
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	ARRWU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the units	ARRW	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ARRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Arrowroot Acquisition Corp. (the “Company,” “we”, “our” or “us”) is filing this Amendment No. 1 to the Current Report on Form 8-K (“First Amendment”), originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2021 (the “Original 8-K”), solely to amend and restate the March 4, 2021 balance sheet and related footnote disclosures as of March 4, 2021 which were filed as an exhibit to the Original 8-K (the “Original Financial Statement”).

This amended and restated report on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this First Amendment should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this First Amendment to reflect a restatement of the Company’s audited balance sheet as of March 4, 2021, to correct errors in the Company’s accounting for warrants and classification of public shares as permanent equity as further described below.

Background of Restatement

The Original Financial Statement is being restated to reclassify a portion of the Company’s Class A ordinary shares, par value $0.0001 per share that were issued in its initial public offering (the “public shares”) from permanent equity to temporary equity.

In the Company’s previously issued financial statement as of March 4, 2021, the Company had classified a portion of its public shares subject to possible redemption as permanent equity for the purpose of maintaining stockholders’ equity greater than $5,000,000 on the basis that the Company could consummate its initial business combination only if the Company has net tangible assets of at least $5,000,001 under the Company’s Amended and Restated Articles of Incorporation. Thus, the Company could only complete a merger and continue to exist as a public company if there are sufficient public shares that do not redeem at the merger and so it was deemed appropriate to classify the portion of its public shares required to keep its stockholders’ equity above the $5,000,000 threshold as “shares not subject to redemption.”

However, management re-evaluated the Company’s application of ASC 480-10-99 to its accounting classification of public shares. Upon re-evaluation, management determined that the public shares include certain provisions that require classification of the public shares as temporary equity regardless of the minimum net tangible asset required by the Company to complete its initial business combination.

As a result, management, together with the audit committee of the Company’s board of directors (the “Audit Committee”), determined that the Original Financial Statement should be restated in this First Amendment . This restatement results in a change in the Company’s initial carrying value of the common stock subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and common stock.

This First Amendment sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement. Except as described above, this First Amendment does not amend, update or change any other disclosures in the Original 8-K. In addition, the information contained in this First Amendment does not reflect events occurring after the filing of the Original 8-K and does not modify or update the disclosures therein, except as specifically identified above. Among other things, forward-looking statements made in the Original 8-K have not been revised to reflect events, results or developments that occurred or facts that became known to the Company after the date of the Original 8-K, other than as described herein, and such forward-looking statements should be read in conjunction with the Company’s filings with the SEC.

The following items have been amended as a result of the restatement:

In accordance with applicable SEC rules, this First Amendment includes an updated signature page as required by Rule 12b-15.

Exhibit No. 99.1, “Audited Balance Sheet as of March 4, 2021”

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of March 4, 2021.

The Company previously identified a material weakness in internal controls related to the accounting for warrants issued in connection with our initial public offering. As a result of the restatement described in this First Amendment on Form 8-K/A, the Company has concluded there was a material weakness in the Company's internal control over financial reporting at the time the abovementioned financial statement was issued, and its disclosure controls and procedures were not effective at the time the abovementioned financial statement was issued.

The Original Financial Statement that has been previously filed as an exhibit for this period is superseded by the information in this First Amendment and the Original Financial Statement should no longer be relied upon. On November 23, 2021, the Company filed a report on Form 8-K disclosing the non-reliance on the Original Financial Statement.

Item 8.01.	Other Events.

On March 4, 2021, Arrowroot Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 28,750,000 units (the “Units”), including 3,750,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at an offering price of $10.00 per Unit and a private placement with Arrowroot Acquisition LLC of 8,250,000 private placement warrants at a price of $1.00 per warrant (the “Private Placement”). The net proceeds from the IPO together with certain of the proceeds from the Private Placement, $287,500,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of March 4, 2021 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Audited Balance Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2022	ARROWROOT ACQUISITION CORP.

	By:	/s/ Matthew Safaii
	Name:	Matthew Safaii
	Title:	Chief Executive Officer